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                                                               PHOENIX

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                                                                      PROSPECTUS

Phoenix Multi-Sector Fixed Income Fund

Phoenix Multi-Sector Short Term Bond Fund











                                                                 Wouldn't you rather have this
                                                                 document e-mailed to you?
TRUST NAME:                     February 28, 2007                Eligible shareholders can sign up for
PHOENIX MULTI-SERIES TRUST      (as supplemented March 1, 2007)  E-Delivery at PhoenixFunds.com
-------------------------------------------------------------------------------------------------------------


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Multi-Sector Fixed Income Fund and Phoenix Multi-Sector Short Term Bond Fund. Please read it carefully and retain it for future reference.

        PHOENIX MULTI-SERIES TRUST
--------------------------------------------------------------------------------

        TABLE OF CONTENTS

        Phoenix Multi-Sector Fixed Income Fund

           Investment Risk and Return Summary..............................   1

           Fund Fees and Expenses..........................................   6

           Management of the Fund..........................................   7

        Phoenix Multi-Sector Short Term Bond Fund

           Investment Risk and Return Summary..............................   9

           Fund Fees and Expenses..........................................  13

           Management of the Fund..........................................  14

        Additional Investment Techniques...................................  16

        Pricing of Fund Shares.............................................  18

        Sales Charges......................................................  20

        Your Account.......................................................  27

        How to Buy Shares..................................................  29

        How to Sell Shares.................................................  29

        Things You Should Know When Selling Shares.........................  30

        Account Policies...................................................  31

        Investor Services and Other Information............................  35

        Tax Status of Distributions........................................  36

        Financial Highlights...............................................  37

PHOENIX MULTI-SECTOR FIXED INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix Multi-Sector Fixed Income Fund has an investment objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

         o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and other pass-through securities;

         o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;


         o Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and


         o High yield-high risk fixed income securities of U.S. issuers (so called "junk bonds").

            The fund may invest in all or some of these sectors. If after the time of investment the rating declines, the fund is not obligated to sell the security.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the

                                        Phoenix Multi-Sector Fixed Income Fund 1
         greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index, the subadviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2006 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.46 years; the modified adjusted duration of the fund was 3.89 years. Typically, for a fund maintaining a modified adjusted duration of 3.89 years, a one percent increase in interest rates would cause a 3.89% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund's fixed income assets to increase by 3.89%.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2006 the average maturity of the Lehman Brothers Aggregate Bond Index was 6.96 years; the average adjusted maturity of the fund was 6.79 years.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund's assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT RISK
Credit risk refers to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due.

2 Phoenix Multi-Sector Fixed Income Fund

CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES RISK
The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if prepayments had not occurred.

EMERGING MARKET INVESTING RISK
Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

FOREIGN INVESTING RISK
Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in currency exchange rates.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term

                                        Phoenix Multi-Sector Fixed Income Fund 3
maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES RISK
Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities.

U.S. GOVERNMENT SECURITIES RISK
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

4 Phoenix Multi-Sector Fixed Income Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Fixed Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                    Calendar year           Annual Return (%)
                        1997                       8.99
                        1998                      -6.87
                        1999                       8.22
                        2000                       2.30
                        2001                       3.83
                        2002                       8.16
                        2003                      17.93
                        2004                       7.63
                        2005                       1.19
                        2006                       7.97


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.01% (quarter ending June 30, 2003) and the lowest return for a quarter was -11.70% (quarter ending September 30, 1998).

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                                                                                                 SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                                                                  ----------------------
(FOR THE PERIODS ENDED 12/31/06)(2)                      1 YEAR        5 YEARS      10 YEARS         CLASS C(3)
--------------------------------------------------------------------------------------------------------------------
  Class A
--------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   2.84%         7.39%         5.24%              --
--------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(4)                1.02%         5.00%         2.28%              --
--------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and               1.79%         4.87%         2.55%              --
    Sale of Fund Shares(4)(5)
--------------------------------------------------------------------------------------------------------------------
  Class B
--------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   3.18%         7.63%         4.96%              --
--------------------------------------------------------------------------------------------------------------------
  Class C
--------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   7.13%         7.63%           --             4.25%
--------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(6)                 4.33%        5.06%          6.24%            6.01%
--------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.
(3) Since October 14, 1997.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                        Phoenix Multi-Sector Fixed Income Fund 5

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                               ------            -------           ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge
(load) Imposed on Purchases (as a percentage of
offering price)                                                4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)       None(a)           5.00%(b)          1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested                                 None              None
Dividends                                                       None

Redemption Fee                                                  None              None              None

Exchange Fee                                                    None              None              None
                                                         -------------------------------------------------------

                                                              CLASS A           CLASS B           CLASS C
                                                              SHARES            SHARES            SHARES
                                                              ------            -------           ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.55%             0.55%             0.55%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%             1.00%             1.00%

Other Expenses                                                 0.37%             0.37%             0.37%
                                                               -----             -----             -----

TOTAL ANNUAL FUND OPERATING EXPENSES                           1.17%             1.92%             1.92%
                                                               =====             =====             =====

----------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.
(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6 Phoenix Multi-Sector Fixed Income Fund

--------------------------------------------------------------------------------
   CLASS            1 YEAR         3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class A           $589            $829           $1,088         $1,828
--------------------------------------------------------------------------------
   Class B           $595            $803           $1,037         $2,048
--------------------------------------------------------------------------------
   Class C           $294            $600           $1,032         $2,233
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR          3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class B           $195            $603           $1,037         $2,048
--------------------------------------------------------------------------------
   Class C           $194            $600           $1,032         $2,233
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

                                        Phoenix Multi-Sector Fixed Income Fund 7

---------------------------------------------------------------------------------------------------
                                                      $1+ billion
                          First $1 billion         through $2 billion           $2+ billion
---------------------------------------------------------------------------------------------------
   Management Fee               0.55%                    0.50%                     0.45%
---------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $804,512. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 0.55% for the fund.


Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.


The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period November 1, 2005 through April 30, 2006.

PORTFOLIO MANAGEMENT

DAVID L. ALBRYCHT, CFA. Mr. Albrycht is Senior Portfolio Manager of the fund, and as such, is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Albrycht has co-managed the fund since March 1994, and assumed full management of the fund in April 1995. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund and the Phoenix Multi-Sector Short Term Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

8 Phoenix Multi-Sector Fixed Income Fund

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix Multi-Sector Short Term Bond Fund has an investment objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor's Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody's Investor's Services, Inc., or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. The fund may continue to hold securities whose credit quality falls below investment grade.


> The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

         o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and other pass-through securities;

         o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

         o Investment-grade securities; and

         o High yield-high risk fixed income securities (so called "junk bonds").

         The fund may invest in all or some of these sectors.


> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

                                     Phoenix Multi-Sector Short Term Bond Fund 9

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch Short Term Medium Quality Corporate Bond Index, the subadviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2006 the modified adjusted duration of the Merrill Lynch Short Term Medium Quality Corporate Bond Index was 1.89 years; the modified adjusted duration of the fund was 2.37 years. Typically, for a fund maintaining a modified adjusted duration of 2.37 years, a one percent increase in interest rates would cause a 2.37% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund's fixed income assets to increase by 2.37%.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund's assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT RISK
Credit risk refers to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due.

CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES RISK
The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund

10 Phoenix Multi-Sector Short Term Bond Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

EMERGING MARKET INVESTING RISK
Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

FOREIGN INVESTING RISK
Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities ("junk bonds") entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.

U.S. GOVERNMENT SECURITIES RISK
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.

                                    Phoenix Multi-Sector Short Term Bond Fund 11

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Short Term Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

                    Calendar year           Annual Return (%)
                        1997                       9.49
                        1998                       1.30
                        1999                       4.49
                        2000                       7.09
                        2001                       7.98
                        2002                       7.40
                        2003                       9.09
                        2004                       4.81
                        2005                       1.36
                        2006                       5.52

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.62% (quarter ending December 31, 1998) and the lowest return for a quarter was -5.50% (quarter ending September 30, 1998).

------------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS                                                          ----------------------------
(FOR THE PERIODS ENDED 12/31/06)(2)               1 YEAR     5 YEARS   10 YEARS         CLASS C      CLASS T
------------------------------------------------------------------------------------------------------------------
  Class A
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            3.14%      5.12%      5.57%              --           --
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on                          1.52%      3.43%      3.16%              --           --
    Distributions(4)
------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and        2.01%      3.36%      3.22%              --           --
    Sale of Fund Shares(4)(5)
------------------------------------------------------------------------------------------------------------------
  Class B
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            3.51%      5.08%      5.27%              --           --
------------------------------------------------------------------------------------------------------------------
  Class C
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            5.21%      5.43%        --             5.14%          --
------------------------------------------------------------------------------------------------------------------
  Class T
------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            4.70%        --         --               --         3.47%
------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(6)          4.33%      5.06%       6.24%           5.99%        3.14%
------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Short Term Medium
  Quality Corporate Bond Index(7)                  4.80%      4.12%       5.55%           5.39%        2.87%
------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.
(3) Class C Shares since October 1, 1997; Class T Shares since June 2, 2003.
(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.
(7) The Merrill Lynch Short Term Medium Quality Corporate Bond Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

12 Phoenix Multi-Sector Short Term Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                         CLASS A    CLASS B     CLASS C    CLASS T
                                                         SHARES     SHARES      SHARES     SHARES
                                                         ------     ------      ------     ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                       2.25%       None       None        None

Maximum Deferred Sales Charge (load) (as a percentage
of the lesser of the value redeemed or the amount
invested)                                                 None(a)    2.00%(b)    None       1.00%(c)

Maximum Sales Charge (load) Imposed on
Reinvested Dividends                                      None        None       None        None

Redemption Fee                                            None        None       None        None

Exchange Fee                                              None        None       None        None
                                                       -----------------------------------------------

                                                         CLASS A    CLASS B     CLASS C    CLASS T
                                                         SHARES     SHARES      SHARES     SHARES
                                                         ------     ------      ------     ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                           0.55%      0.55%       0.55%      0.55%

Distribution and Shareholder Servicing (12b-1) Fees(d)    0.25%      0.75%       0.50%      1.00%

Other Expenses                                            0.26%      0.26%       0.26%      0.26%
                                                          -----      -----       -----      -----

TOTAL ANNUAL FUND OPERATING EXPENSES                      1.06%      1.56%       1.31%      1.81%
                                                          =====      =====       =====      =====

------------------------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.
(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.
(c) The deferred sales charge is imposed on Class T Shares redeemed during the first year only.
(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    Phoenix Multi-Sector Short Term Bond Fund 13

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS       5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class A          $329            $548           $786            $1,467
--------------------------------------------------------------------------------
   Class B          $307            $486           $839            $1,577
--------------------------------------------------------------------------------
   Class C          $130            $406           $702            $1,545
--------------------------------------------------------------------------------
   Class T          $282            $563           $970            $2,105
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR          3 YEARS       5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class B          $157            $486           $839            $1,577
--------------------------------------------------------------------------------
   Class T          $182            $563           $970            $2,105
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of December 31, 2006, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.


The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                              $1+ billion
                      First $1 billion     through $2 billion   $2+ billion
--------------------------------------------------------------------------------
   Management Fee           0.55%                0.50%             0.45%
--------------------------------------------------------------------------------

14 Phoenix Multi-Sector Short Term Bond Fund

During the last fiscal year, the fund paid total management fees of $7,726,776. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 0.55% for the fund.


Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.


A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period November 1, 2005 through April 30, 2006.

PORTFOLIO MANAGEMENT

DAVID L. ALBRYCHT, CFA. Mr. Albrycht is Senior Portfolio Manager of the fund, and as such, is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Albrycht has been Senior Portfolio Manager of the fund since August 1993. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund and the Phoenix Multi-Sector Fixed Income Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. Mr. Albrycht is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.


Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

                                    Phoenix Multi-Sector Short Term Bond Fund 15

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Multi-Sector Fixed Income Fund ("Fixed Income Fund") and Phoenix Multi-Sector Short Term Bond Fund ("Short Term Bond Fund") may engage in the investment techniques as indicated below:

BORROWING
Each fund may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the funds will suffer greater losses than if no borrowing took place.

DERIVATIVES
The funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate), including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.


Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser's ability to correctly predict the movement of the underlying asset prices, indexes or rates.


ILLIQUID SECURITIES
The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

16 Phoenix Multi-Series Trust

INVESTMENT GRADE SECURITIES
The funds may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in the Principal Investment Strategies sections, the funds may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

MUNICIPAL SECURITIES
The funds may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the funds. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

REPURCHASE AGREEMENTS
The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON, STEP COUPON, DEFERRED COUPON AND PIK BONDS
The Fixed Income Fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind ("PIK"). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

                                                   Phoenix Multi-Series Trust 17

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.


PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

    o adding the values of all securities and other assets of the fund;

    o subtracting liabilities; and

    o dividing the result by the total number of outstanding shares of that class.

Assets: Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset

18 Phoenix Multi-Series Trust
value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities where the trading market is unusually thin or trades have been infrequent; (ii) debt securities that have recently gone into default and for which there is no current market quotation; (iii) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (iv) securities of an issuer that has entered into a restructuring; (v) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; and (vi) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.


Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

                                                   Phoenix Multi-Series Trust 19

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the funds' net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
The Fixed Income Fund presently offers three classes of shares and the Short Term Bond Fund presently offers four classes of shares. Each class has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended ("the 1940 Act"), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may

20 Phoenix Multi-Series Trust
request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares of the Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Short Term Bond Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Fixed Income Fund within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. If you sell your Class B Shares of the Short Term Bond Fund within the first three years after they are purchased, you will pay a deferred sales charge of up to 2% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below.) These charges decline to 0% over a period of five years for the Fixed Income Fund and a period of three years for the Short Term Bond Fund. The sales charge may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00% for the Fixed Income Fund and 0.75% for the Short Term Bond Fund) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase for the Fixed Income Fund and six years after purchase for the Short Term Bond Fund. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares of the Fixed Income Fund within the first year after they are purchased, you will pay a deferred sales charge of 1%. You will not pay any sales charges on Class C Shares of the Short Term Bond Fund when you sell them. (See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below.) Class C Shares of the Fixed Income Fund have the same distribution and service fees (1.00%) and pay comparable

                                                   Phoenix Multi-Series Trust 21
dividends as Class B Shares. Class C Shares of the Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

CLASS T SHARES (SHORT TERM BOND FUND ONLY). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below.) Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                                         SALES CHARGE AS
FIXED INCOME FUND                                                        A PERCENTAGE OF
                                                -------------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.50                              4.71
$100,000 but under $250,000                                    3.50                              3.63
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

                                                                         SALES CHARGE AS
SHORT TERM BOND FUND                                                     A PERCENTAGE OF
                                                -------------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  2.25%                             2.30%
$50,000 but under $100,000                                     1.25                              1.27
$100,000 but under $500,000                                    1.00                              1.01
$500,000 but under $1,000,000                                  0.75                              0.76
$1,000,000 or more                                             None                              None

22 Phoenix Multi-Series Trust

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS
Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and may be described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a

                                                   Phoenix Multi-Series Trust 23
particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES, CLASS C SHARES AND CLASS T SHARES
Class B Shares and Class C Shares of the Fixed Income Fund, and Class B Shares and Class T Shares of the Short Term Bond Fund are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. Class C Shares of the Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares and Class T Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

FIXED INCOME FUND

  YEAR          1          2          3          4          5          6+
--------------------------------------------------------------------------------
CDSC            5%         4%         3%         2%         2%         0%

SHORT TERM BOND FUND

  YEAR          1          2          3          4+
--------------------------------------------------------------------------------
CDSC            2%         1.5%       1%         0%

24 Phoenix Multi-Series Trust

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

FIXED INCOME FUND
  YEAR          1          2+
--------------------------------------------------------------------------------
CDSC            1%         0%

You will not pay any deferred sales charge to sell Class C Shares of the Short Term Bond Fund.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS T SHARES

SHORT TERM BOND FUND ONLY
  YEAR          1          2+
--------------------------------------------------------------------------------
CDSC            1%         0%

COMPENSATION TO DEALERS
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

FIXED INCOME FUND

               AMOUNT OF               SALES CHARGE AS          SALES CHARGE AS        DEALER DISCOUNT AS
            TRANSACTION AT             A PERCENTAGE OF          A PERCENTAGE OF          A PERCENTAGE OF
            OFFERING PRICE              OFFERING PRICE          AMOUNT INVESTED          OFFERING PRICE
-------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                   4.99%                    4.25%
$50,000 but under $100,000                   4.50                    4.71                     4.00
$100,000 but under $250,000                  3.50                    3.63                     3.00
$250,000 but under $500,000                  2.75                    2.83                     2.25
$500,000 but under $1,000,000                2.00                    2.04                     1.75
$1,000,000 or more                           None                    None                     None

SHORT TERM BOND FUND

               AMOUNT OF                 SALES CHARGE AS        SALES CHARGE AS        DEALER DISCOUNT AS
              TRANSACTION                A PERCENTAGE OF        A PERCENTAGE OF         A PERCENTAGE OF
           AT OFFERING PRICE              OFFERING PRICE        AMOUNT INVESTED          OFFERING PRICE
------------------------------------------------------------------------------------------------------------
Under $50,000                                2.25%                   2.30%                   2.00%
$50,000 but under $100,000                   1.25                    1.27                    1.00
$100,000 but under $500,000                  1.00                    1.01                    1.00
$500,000 but under $1,000,000                0.75                    0.76                    0.75
$1,000,000 or more                           None                    None                    None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

                                                   Phoenix Multi-Series Trust 25

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these

26 Phoenix Multi-Series Trust
distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

                                                   Phoenix Multi-Series Trust 27

         o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. The Fixed Income Fund offers three classes of shares and the Short Term Bond Fund offers four classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

28 Phoenix Multi-Series Trust

HOW TO BUY SHARES
--------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT

----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
----------------------------------- --------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809.
----------------------------------- --------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
By Systematic Purchase              Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

                                                   Phoenix Multi-Series Trust 29

--------------------------------------------------------------------------------
                                    TO SELL SHARES
----------------------------------- --------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
----------------------------------- --------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
----------------------------------- --------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar value
                                    you wish to sell.
----------------------------------- --------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By check (Fixed Income and Short    If you selected the checkwriting feature,
Term Bond Funds only)               you may write checks for amounts of $500 or
                                    more. Checks may not be used to close an
                                    account.
--------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund's net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL
> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

             o  The proceeds do not exceed $50,000.

30 Phoenix Multi-Series Trust

             o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

             o  You are selling more than $50,000 worth of shares.

             o The name or address on the account has changed within the last 30 days.

             o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE
Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A Shares, Class B Shares, Class C Shares or Class T Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your

                                                   Phoenix Multi-Series Trust 31
proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B, Class C and Class T shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

UNCASHED CHECKS
If any correspondence sent by the fund is returned by the postal or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

EXCHANGE PRIVILEGES
You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class T Shares of the Short Term Bond Fund are exchangeable for Class C Shares of any Phoenix Fund. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

32 Phoenix Multi-Series Trust

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING
These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not

                                                   Phoenix Multi-Series Trust 33
include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

34 Phoenix Multi-Series Trust

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS
Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.


INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------

SYSTEMATIC PURCHASE is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10

                                                   Phoenix Multi-Series Trust 35
holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, annually.

 --------------------------------------------------------------------------
 FUND                                           DIVIDEND PAID
 ---------------------------------- ---------------------------------------
 Fixed Income Fund                         Monthly (Declared Daily)
 ---------------------------------- ---------------------------------------
 Short Term Bond Fund                      Monthly (Declared Daily)
 --------------------------------------------------------------------------

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

36 Phoenix Multi-Series Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds' independent registered public accounting firm. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX MULTI-SECTOR FIXED INCOME FUND

                                                                          CLASS A
                                             -------------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                 2006         2005          2004       2003(5)      2002(4)(5)
                                               -------      -------       -------     --------      ----------
Net asset value, beginning of period           $10.63       $11.16        $10.85      $ 9.82          $10.03
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(5)               0.59(2)      0.59(2)       0.69(2)     0.71            0.72
   Net realized and unrealized gain (loss)(5)   (0.21)       (0.40)         0.34        0.99           (0.18)
                                               -------      -------       -------     -------         -------
     TOTAL FROM INVESTMENT OPERATIONS            0.80         0.19          1.03        1.70            0.54
                                               -------      -------       -------     -------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income         (0.55)       (0.72)        (0.72)      (0.67)          (0.74)
   Tax return of capital                           --           --            --          --           (0.01)
                                               -------      -------       -------     -------         -------
     TOTAL DISTRIBUTIONS                        (0.55)       (0.72)        (0.72)      (0.67)          (0.75)
                                               -------      -------       -------     -------         -------
Change in net asset value                        0.25        (0.53)         0.31        1.03           (0.21)
                                               -------      -------       -------     -------         -------
NET ASSET VALUE, END OF PERIOD                 $10.88       $10.63        $11.16      $10.85          $ 9.82
                                               =======      =======       =======     =======         =======
Total return(1)                                  7.74%        1.73%         9.78%      17.73%           5.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $113,362      $113,885     $116,079     $113,345       $107,782
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                            1.17%        1.20%         1.18%       1.24%           1.26%(3)
   Net investment income(5)                      5.52%        5.36%         6.30%       6.68%           7.14%
Portfolio turnover                                 96%         136%          156%        204%            156%

--------------------------------
(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) For the period ended October 31, 2002, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01, and increase the ratio of net investment income to average net assets from 7.33% to 7.42%.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. The effect of this reclassification for Class A Shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.03 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.18% and 0.28% for the periods ended October 31, 2003 and 2002, respectively.

                                                   Phoenix Multi-Series Trust 37

--------------------------------------------------------------------------------

PHOENIX MULTI-SECTOR FIXED INCOME FUND (CONTINUED)

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                2006         2005          2004        2003         2002(4)
                                              -------      -------       -------     -------       ---------
Net asset value, beginning of period          $10.61       $11.13         $10.82     $ 9.80          $10.01
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(5)              0.51(2)      0.50(2)        0.61(2)    0.63            0.64
   Net realized and undrealized gain (loss)     0.22        (0.40)          0.33       0.98           (0.18)
                                              -------      -------        -------    -------         -------
     TOTAL FROM INVESTMENT OPERATIONS           0.73         0.10           0.94       1.61            0.46
                                              -------      -------        -------    -------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.47)       (0.62)         (0.63)     (0.59)          (0.66)
   Tax return of capital                          --           --             --         --           (0.01)
                                              -------      -------        -------    -------          ------
     TOTAL DISTRIBUTIONS                       (0.47)       (0.62)         (0.63)     (0.59)          (0.67)
                                              -------      -------        -------    -------         -------
Change in net asset value                       0.26        (0.52)          0.31       1.02           (0.21)
                                              -------      -------        -------    -------         -------
NET ASSET VALUE, END OF PERIOD                $10.87       $10.61         $11.13     $10.82          $ 9.80
                                              =======      =======        =======    =======         =======
Total return(1)                                 7.05%        0.91%          8.99%     16.84%           4.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $14,147      $16,879        $21,554    $26,754         $28,982
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.92%        1.95%          1.93%      1.99%(3)        2.01%(3)
   Net investment income                        4.78%        4.61%          5.56%      5.94%           6.41%
Portfolio turnover                                96%         136%           156%       204%            156%

                                                                         CLASS C
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                2006         2005           2004     2003(5)       2002(4)(5)
                                              -------      -------        -------    -------       ----------
Net asset value, beginning of period          $10.67       $11.18         $10.87     $ 9.84          $10.04
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(6)              0.51(2)      0.51(2)        0.61(2)    0.64            0.65
   Net realized and unrealized gain (loss)(6)   0.22        (0.40)          0.33       0.98           (0.18)
                                              -------      -------        -------    -------         -------
         TOTAL FROM INVESTMENT OPERATIONS       0.73         0.11           0.94       1.62            0.47
                                              -------      -------        -------    -------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.47)       (0.62)         (0.63)     (0.59)          (0.66)
   Tax return of capital                          --           --             --         --           (0.01)
                                              -------      -------       -------     -------         -------
     TOTAL DISTRIBUTIONS                       (0.47)       (0.62)         (0.63)     (0.59)          (0.67)
                                              -------      -------       -------     -------         -------
Change in net asset value                       0.26         0.51           0.31       1.03           (0.20)
                                              -------      -------        -------    -------         -------
NET ASSET VALUE, END OF PERIOD                $10.93       $10.67         $11.18     $10.87          $ 9.84
                                              =======      =======        =======    =======         =======
Total return(1)                                 7.00%        0.99%          8.95%     16.99%          4.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $17,222      $15,175        $10,941     $8,902          $5,922
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.91%        1.95%          1.93%      2.00%(3)        2.01%(3)
   Net investment income                        4.77%        4.62%          5.56%      5.93%           6.39%
Portfolio turnover                                96%         136%           156%       204%            156%

--------------------------------
(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) For the period ended October 31, 2003 and 2002, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01 for Class B and Class C, decrease net realized and unrealized gains and losses per share by $0.01 for Class B and Class C, and increase the ratio of net investment income to average net assets from 6.61% to 6.69% for Class B and from 6.57% to 6.66% for Class C, respectively.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.03 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.16% and 0.27% for the periods ended October 31, 2003 and 2002, respectively.
(6) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.02 and $0.03 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.18% and 0.27% for the periods ended October 31, 2003 and 2002, respectively.

38 Phoenix Multi-Series Trust

--------------------------------------------------------------------------------

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                                                                         CLASS A
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                2006         2005           2004     2003(3)       2002(2)(3)
                                              -------      -------        -------    -------       ----------
Net asset value, beginning of period           $4.70        $4.83          $4.78      $4.56           $4.58
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 0.22(6)      0.20(6)        0.21       0.22            0.25
   Net realized and unrealized gain (loss)      0.03        (0.12)          0.06       0.21           (0.02)
                                              -------      -------        -------     ------         -------
     TOTAL FROM INVESTMENT OPERATIONS           0.25         0.08           0.27       0.43            0.23
                                              -------      -------        -------     ------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.21)       (0.19)         (0.22)     (0.21)          (0.25)
   Distributions from net realized gains          --           --(5)          --         --              --
   Tax return of capital                          --        (0.02)            --         --              --
                                              -------      -------        -------     ------         -------
     TOTAL DISTRIBUTIONS                       (0.21)       (0.21)         (0.22)     (0.21)          (0.25)
                                               ------      -------        -------     ------         -------
Change in net asset value                       0.04        (0.13)          0.05       0.22           (0.02)
                                              -------      -------        -------     ------         -------
NET ASSET VALUE, END OF PERIOD                 $4.74        $4.70          $4.83      $4.78           $4.56
                                              =======      =======        =======    =======         =======
Total return(1)                                 5.37%        1.64%          5.69%      9.68%           5.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $1,062,479     $819,283       $372,463   $229,020         $83,665
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                       1.04%        1.02%          1.03%      1.08%           1.23%
   Net investment income (loss)                 4.75%        4.24%          4.17%      4.28%           5.09%
Portfolio turnover                                93%          83%            95%       135%            146%

                                                                         CLASS B
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                2006         2005           2004      2003(4)     2002(2)(4)
                                              -------      -------        -------   ----------    ----------

Net asset value, beginning of period           $4.68        $4.82          $4.77      $4.55           $4.56
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 0.20(6)      0.18(6)        0.19       0.20            0.22
   Net realized and unrealized gain (loss)      0.02        (0.14)          0.05       0.21              --(5)
                                               ------      -------        -------     ------         -------
     TOTAL FROM INVESTMENT OPERATIONS           0.22         0.04           0.24       0.41            0.22
                                               ------      -------        -------     ------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.18)       (0.16)         (0.19)     (0.19)          (0.23)
   Distributions from net realized gains          --           --(5)          --         --              --
   Tax return of capital                          --        (0.02)            --         --              --
                                               ------      -------        -------     ------         -------
     TOTAL DISTRIBUTIONS                       (0.18)       (0.18)         (0.19)     (0.19)          (0.23)
                                               ------      -------        -------     ------         -------
Change in net asset value                       0.04        (0.14)          0.05       0.22           (0.01)
                                               ------      -------        -------     ------         -------
NET ASSET VALUE, END OF PERIOD                 $4.72        $4.68          $4.82      $4.77           $4.55
                                              =======      =======        =======    =======         =======
Total return(1)                                 4.64%        1.12%          5.16%      9.17%           4.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $27,845      $33,003        $33,325    $30,457         $21,450

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                       1.54%        1.51%          1.52%      1.58%           1.73%
   Net investment income (loss)                 4.24%        3.72%          3.68%      3.88%           4.62%
Portfolio turnover                                93%          83%            95%       135%            146%

--------------------------------
(1) Sales charges are not reflected in the total return calculation.
(2) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 5.24% to 5.25% for Class A and from 4.77% to 4.79% for Class B. There was no effect on net investment income per share and net realized and unrealized gains and losses per share.
(3) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. The effect of this reclassification for Class A shares had no impact on net investment income or net realized and unrealized gain (loss) per share for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.06% and 0.16% for the periods ended October 31, 2003 and 2002, respectively.
(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. The effect of this reclassification for Class B shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 and $0.01 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.06% and 0.17% for the periods ended October 31, 2003 and, 2002, respectively.
(5) Amount is less than $0.01.
(6) Computed using average shares outstanding.

                                                   Phoenix Multi-Series Trust 39

--------------------------------------------------------------------------------

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                                                                         CLASS C
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                                2006         2005           2004      2003(4)     2002(3)(4)
                                              -------      -------        -------   ----------    ----------

Net asset value, beginning of period           $4.73        $4.87          $4.81      $4.58           $4.59
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                 0.21(7)      0.19(7)        0.21       0.21            0.23
   Net realized and unrealized gain (loss)      0.02        (0.13)          0.05       0.22              --(6)
                                               ------       ------        -------     ------         -------
     TOTAL FROM INVESTMENT OPERATIONS           0.23         0.06           0.26       0.43            0.23
                                               ------       ------        -------     ------         -------
LESS DISTRIBUTIONS:
   Dividends from net investment income        (0.19)       (0.18)         (0.20)     (0.20)          (0.24)
   Distributions from net realized gains          --           --(6)          --         --              --
   Tax return of capital                          --        (0.02)            --         --              --
                                               ------       ------        -------     ------          ------
     TOTAL DISTRIBUTIONS                       (0.19)       (0.20)         (0.20)     (0.20)          (0.24)
                                               ------       ------        -------     ------          ------
Change in net asset value                       0.04        (0.14)          0.06       0.23           (0.01)
                                               ------       ------        -------     ------          ------
NET ASSET VALUE, END OF PERIOD                 $4.77        $4.73          $4.87      $4.81           $4.58
                                              =======      =======        =======    =======         =======
Total return(1)                                 5.07%        1.15%          5.59%      9.60%           5.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $205,385     $295,926       $238,854   $163,436         $52,101
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.28%        1.26%          1.27%      1.33%           1.47%
   Net investment income                        4.48%        3.98%          3.92%      4.02%           4.78%
Portfolio turnover                                93%          83%            95%       135%            146%

                                                                                     CLASS T
                                            -----------------------------------------------------------------
                                                                                                     FROM
                                                                                                   INCEPTION
                                                                 YEAR ENDED OCTOBER 31,            6/2/03 TO
                                                             2006           2005       2004       10/31/03(5)
                                                           -------        -------    -------      -----------
Net asset value, beginning of period                        $4.73          $4.86      $4.80           $4.82
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                              0.19(7)        0.17(7)    0.18            0.07
   Net realized and unrealized gain (loss)                   0.01          (0.13)      0.06           (0.02)
                                                            ------         ------    -------          ------
     TOTAL FROM INVESTMENT OPERATIONS                        0.20           0.04       0.24            0.05
                                                            ------         ------    -------          ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                     (0.17)         (0.15)     (0.18)          (0.07)
   Distributions from net realized gains                       --             --(6)      --              --
   Tax return of capital                                       --          (0.02)        --              --
                                                            ------         ------    -------          ------
     TOTAL DISTRIBUTIONS                                    (0.17)         (0.17)     (0.18)          (0.07)
                                                            ------         ------    -------          ------
Change in net asset value                                    0.03          (0.13)      0.06           (0.02)
                                                            ------         ------    -------          ------
NET ASSET VALUE, END OF PERIOD                              $4.76          $4.73      $4.86           $4.80
                                                            ======         ======    =======          ======
Total return(1)                                              4.34%          0.84%      5.05%           1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                    $153,395    $195,830      $120,145         $26,646
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                        1.79%       1.76%         1.78%           1.90%(2)
   Net investment income                                     3.98%       3.48%         3.40%           3.06%
Portfolio turnover                                             93%         83%           95%            135%

---------------------------------
(1) Sales charges are not reflected in the total return calculation.
(2) The ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(3) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for Class C shares for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.93% to 4.95%. There was no effect on net investment income per share and net realized and unrealized gains and losses per share.
(4) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. The effect of this reclassification for Class C shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 and $0.01 for the periods ended October 31, 2003 and 2002, respectively. The net investment income ratio decreased by 0.01% and 0.17% for the periods ended October 31, 2003 and 2002, respectively.
(5) In accordance with changes in generally accepted accounting principles, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. The effect of this reclassification for Class T shares was to reduce net investment income and to increase net realized and unrealized gain (loss) per share by $0.00 for the period ending October 31, 2003. The net investment income ratio for the period ending October 31, 2003 decreased by 0.15%.
(6) Amount is less than $0.01.
(7) Computed using average shares outstanding.

40 Phoenix Multi-Series Trust

  [LOGO]
 PHOENIX

Phoenix Equity Planning Corporation
P.O. Box 150480
Hartford, CT 06115-0480







ADDITIONAL INFORMATION
You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926






NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-6566
PXP694                                                                      3-07

                           PHOENIX MULTI-SERIES TRUST


                     PHOENIX MULTI-SECTOR FIXED INCOME FUND
                    PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                                101 Munson Street
                         Greenfield, Massachusetts 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                               February 28, 2007,
                          as supplemented March 1, 2007

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Series Trust (the "Trust"), dated February 28, 2007, as supplemented March 1, 2007, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                            PAGE

The Trust..................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques and Risks............................................    2
Performance Information....................................................   12
Portfolio Transactions and Brokerage.......................................   13
Disclosure of Fund Holdings................................................   14
Services of the Adviser and Subadviser.....................................   16
Portfolio Managers.........................................................   18
Net Asset Value ...........................................................   20
How to Buy Shares .........................................................   20
Alternative Purchase Arrangements .........................................   21
Investor Account Services .................................................   24
How to Redeem Shares ......................................................   26
Dividends, Distributions and Taxes ........................................   27
Tax Sheltered Retirement Plans ............................................   31
The Distributor ...........................................................   31
Distribution Plans.........................................................   33
Management of the Trust....................................................   34
Additional Information ....................................................   40
Appendix ..................................................................   42







                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926


PXP 694B (3/07)

                                    THE TRUST

   The Trust is a diversified open-end management investment company, consisting currently of two funds, the Phoenix Multi-Sector Fixed Income Fund ("Fixed Income Fund") and the Phoenix Multi-Sector Short Term Bond Fund ("Short Term Bond Fund") (each a "Fund," and collectively the "Funds"). The Fixed Income Fund offers three classes of shares and the Short Term Bond Fund offers four classes of shares. The Trust is organized as a statutory trust under Delaware law.

   Previously, the Phoenix Multi-Sector Fixed Income Fund was organized as a Maryland corporation, and most recently was named Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc. Previously, the Phoenix Multi-Sector Short Term Bond Fund was organized as a Massachusetts business trust and was named Phoenix-Goodwin Multi-Sector Short Term Bond Fund. In October 2000, both Funds were reorganized as separate Funds of the Trust.

   The Trust's prospectus describes the investment objectives of each of the Funds and the principal strategies that each of the Funds will employ in seeking to achieve its investment objective. The investment objective of the Short Term Bond Fund is a fundamental policy of that Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The investment objective of the Fixed Income Fund is a non-fundamental policy of that Fund and may be changed without shareholder approval. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8)(a) Fixed Income Fund. Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

   (8)(b) Short Term Bond Fund. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following practices or techniques in pursuing its investment objectives.

BORROWING AND REVERSE REPURCHASE AGREEMENTS
   The Funds may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

   Among the forms of investments in which the Funds may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Each Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

   Each Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

   The Fund's obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into dollar roll transactions is subject to the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.

SWAP AGREEMENTS
   Each Fund may enter into interest rate, credit default, total return index and currency exchange rate swap agreements for hedging purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund's liquid assets to avoid leveraging of the fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the funds by the Internal Revenue Code (the "Code") may limit the funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

CREDIT DEFAULT SWAP AGREEMENTS
   In addition to the interest rate swap agreements discussed under "Interest Rate Transactions," each Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund.

   Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The fund will enter into swap agreements only with counterparties who are rated at least A by Moody's Investors Service or Standard and Poor's Rating Service at the time of investment.

CREDIT LINKED NOTES
   Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

   Each Fund may engage in foreign currency exchange transactions as a hedge against changes in exchange rates. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The subadviser believes it is possible to reduce the effect of exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategy. The costs of and possible losses incurred from hedging activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.


   The Fund may conduct its currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures (as discussed below) or forward contracts to purchase or sell currency. The Fund's dealings in foreign currency exchange contracts is limited to hedging involving either specific transactions or portfolio positions.

   Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and the Fund's expenses. The Fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a divided or interest payment in a foreign currency. In such circumstances, the Fund will purchase or sell a foreign currency on a spot basis at the prevailing spot rate.

   Position hedging is the purchase or sale of currency with respect to portfolio security positions denominated or quoted in that currency. The Fund may engage in position hedging to protect against a decline in the value of the currencies in which its portfolio securities are denominated or quoted. To engage in position hedging, the Fund will enter into foreign currency futures and related options (as described below), forward foreign currency contracts, and options on foreign currencies. The Fund also will purchase or sell foreign currency on a spot basis.

   The Fund will not position hedge with respect to a particular currency for an amount greater than the aggregate market value, determined at the time of sale of foreign currency, of the securities held (or to be held) in its portfolio denominated or quoted in or currently convertible into that currency. If the Fund enters into a position hedging transaction, it will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of the total assets the Fund committed to the consummation of the forward contract. If the value of the securities specifically designated declines, additional cash or securities will be specifically designated in the account so that the value of the account would equal the amount of assets the Fund committed to the currency contract.

   A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. The holder of a forward contract containing a cancellation provision has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are entered into in the interbank market conducted directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers. Forward currency contracts are conducted on a principal basis and therefore generally involve no margin, commissions or other fees. Instead, bid and ask prices are quoted by dealers who profit from the difference in the spread between those prices.

   Although the use of forward currency contracts does not eliminate fluctuations in the underlying price of securities, it will establish a rate of exchange that can be achieved in the future. Forward contracts limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.

   Unlike a foreign currency futures contract, which has a predetermined maturity date in any month, a forward currency contract matures any fixed number of days from the date of the contract agreed upon by the parties. At the maturity of a forward contract, the Fund may either take or make delivery of the currency specified in the contract, or, at or prior to maturity, it may enter into a closing transaction involving the purchase or sale of an offsetting contract. Because these contracts will be entered into on a principal basis rather than on an exchange, closing transactions for forward contracts will be effected with the currency dealer who was a party to the original forward contract.

FOREIGN CURRENCY OPTIONS
   Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN EXCHANGE-TRADED OPTIONS, FUTURES AND FORWARD CURRENCY EXCHANGE CONTRACTS--ADDITIONAL RISKS
   Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
   Each Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

   The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.


   As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The subadviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.


   The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the CFTC pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

   The requirements of the Code for qualification as a regulated investment company ("RIC") also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See "Dividends, Distributions and Taxes.")


   RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. Using futures contracts and related options involves certain risks, including: (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that in its use of futures and related options, the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions;

(4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the subadviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.


   The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

ILLIQUID SECURITIES
   Each Fund may invest in illiquid securities. Illiquid securities are those that the Fund would not likely be able to sell in any given seven day period. Securities such as private placements and other restricted securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements that mature in more than seven days and over the counter ("OTC") options tend to be illiquid. The Board of Trustees of the Trust has adopted procedures for evaluating the liquidity of securities. The procedures take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase and sell the security and the number of other, qualified purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace for effecting trades (i.e. the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

   Liquidity issues arise most frequently in two cases. "Rule 144A" securities and OTC options.

   "Rule 144A" securities are restricted securities (those not originally issued in a public offering) that generally may not be traded. Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), however, these securities can be readily bought and sold by and among certain types of institutional investors, including mutual funds. The liquidity procedures adopted by the Trust's Board of Trustees recognize the significance of Rule 144A and the institutional marketplace it has produced for restricted securities.

   The staff of the SEC has taken the position that purchased OTC options and the assets that "cover" for written OTC options are illiquid securities unless certain procedures are followed. The Funds intend to follow those procedures. Thus, the Funds will sell OTC options only to qualified dealers who agree that the Funds may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Funds may also follow certain procedures from time to time which have been adopted by the Trust's Board of Trustees for the purpose of making determinations regarding the liquidity of securities issued pursuant to Rule 144A under the 1933 Act.

   In determining whether a Rule 144A security is liquid, the Board of Trustees may take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

INTEREST RATE TRANSACTIONS

   Each Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The subadviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.


   Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

LENDING PORTFOLIO SECURITIES
   Each Fund may make secured loans of its portfolio securities to broker-dealers and other financial institutions. The 1940 Act requires that (a) the borrower pledge and maintain collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities borrowed rises (i.e., the value of the loan is "marked to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the investing of any cash collateral in high quality interest-bearing liquid investments), any distributions on the loaned securities, and any increase in their market value. In addition, voting rights may pass with the loaned securities, but if a material event were to occur, the loan must be called and the securities voted by the Fund.

LOAN PARTICIPATIONS
   A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.


   In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").


MORTGAGE-RELATED SECURITIES
   GNMA CERTIFICATES. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

   The GNMA Certificates in which the Funds will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

   FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

   Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

   FHLMC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

   FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

   ADJUSTABLE RATE MORTGAGES--INTEREST RATE INDICES. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

   A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

   LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

OPTIONS ON SECURITIES AND INDEXES
   Each Fund may purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

   An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

   The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are specifically designated on the accounting records of the Fund) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund specifically designates on its accounting records cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is specifically designated on the accounting records of the Fund in cash or cash equivalents. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price specifically designated on its accounting records. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents specifically designated on its accounting records.


   The Fund may write and purchase options, including over the counter options, for hedging purposes. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The subadviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.


   If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

   Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

   The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

   The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid prices.

   RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

   If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

   The costs of and possible losses incurred from options may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions would be expected to offset anticipated losses or a portion thereof.

PARTICIPATION ON CREDITORS' COMMITTEES

   Each Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the subadviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.


STRIPPED MORTGAGE-RELATED SECURITIES
   The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

ZERO COUPON, STEP COUPON AND PIK BONDS
   Each Fund may invest in zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets.

   Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon, step coupon and PIK bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds or interest paid in additional debt obligations on PIK bonds. Because the Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds, step coupon bonds during the period before interest payments commence or interest paid in additional debt obligations on PIK bonds, the Fund may have to distribute cash obtained form other sources in order to satisfy the distribution requirement under the Code.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Corporate Index, Lehman Brothers High Yield 2% Issuer Cap Index, Lehman Brothers T-Bond Index and Merrill Lynch Medium Quality Corporate Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD
   The 30-day yield quotation as to a class of shares of the Fixed Income Fund and the Short Term Bond Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1) (6) - 1]
                                      ---
                                      cd

   Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.
        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class (net asset value per share) on the last day of the period.

TOTAL RETURN
   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class T Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares, Class C Shares or Class T Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares, Class C Shares and Class T Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C, or Class T Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Fixed Income Fund and 2.25% for the Short-Term Bond Fund, and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The adviser or subadviser (throughout this section "adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The adviser believes that the Funds benefit with a securities industry comprised of many diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser's appraisal of: the firm's ability to execute the order in the desired manner and the value of research services provided by the firm. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.

   The Funds have adopted policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds' participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures at least annually, or more frequently if deemed appropriate.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Funds, their adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Funds from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Funds paid no brokerage commissions for the fiscal year ended October 31, 2004. For the fiscal years ended October 31, 2005 and 2006, brokerage commissions paid by the Trust on portfolio transactions totaled $843 and $900, respectively. In fiscal years ended October 31, 2004, 2005 and 2006, the Trust did not pay any brokerage commissions to affiliates. No brokerage commissions were paid during the fiscal year ended October 31, 2006 to brokers who provided research and other statistical information.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES
   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of the quarter with respect to the summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES
   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION

------------------------------------------------------------------------------------------------------------------------
                                                                                    TIMING OF RELEASE OF PORTFOLIO
      TYPE OF SERVICE PROVIDER                NAME OF SERVICE PROVIDER                   HOLDINGS INFORMATION
-------------------------------------- --------------------------------------- -----------------------------------------
Adviser                                Phoenix Investment Counsel, Inc.         Daily
-------------------------------------- --------------------------------------- -----------------------------------------

Subadviser                             Goodwin Capital Advisers, Inc.           Daily

-------------------------------------- --------------------------------------- -----------------------------------------
Distributor                            Phoenix Equity Planning Corporation      Daily
-------------------------------------- --------------------------------------- -----------------------------------------
Custodian                              State Street Bank and Trust Company      Daily
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                    TIMING OF RELEASE OF PORTFOLIO
      TYPE OF SERVICE PROVIDER                NAME OF SERVICE PROVIDER                   HOLDINGS INFORMATION
-------------------------------------- --------------------------------------- -----------------------------------------
Sub-Financial Agent                    PFPC Inc.                                Daily
-------------------------------------- --------------------------------------- -----------------------------------------
Independent Registered Public          PricewaterhouseCoopers LLP               Annual Reporting Period: within 15
Accounting Firm                                                                 business days of end of reporting
                                                                                period

                                                                                Semiannual Reporting Period: within 31
                                                                                business days of end of reporting
                                                                                period
-------------------------------------- --------------------------------------- -----------------------------------------
Typesetting Firm for Financial         GCom Solutions                           Monthly on first business day
Reports and Forms N-Q                                                           following month end
-------------------------------------- --------------------------------------- -----------------------------------------
Printer for Financial Reports          V.G. Reed & Sons                        Annual and Semiannual Reporting Period:
                                                                               within 45 days after end of reporting
                                                                               period
-------------------------------------- --------------------------------------- -----------------------------------------
Proxy Voting Service                   Institutional Shareholder Services      Twice weekly on an ongoing basis
-------------------------------------- --------------------------------------- -----------------------------------------
Intermediary Selling Shares of         Merrill Lynch                           Quarterly within 10 days of quarter end
the Fund
-------------------------------------- --------------------------------------- -----------------------------------------
Third-Party Class B Share Financer     SG Constellation LLC                    Weekly based on prior week end
------------------------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

------------------------------------------------------------------------------------------------------------------------
Portfolio Redistribution Firms         Bloomberg, Standard & Poor's and        Quarterly, 60 days after fiscal
                                       Thompson Financial Services             quarter end
-------------------------------------- --------------------------------------- -----------------------------------------
Rating Agencies                        Lipper Inc. and Morningstar             Quarterly, 60 days after fiscal
                                                                               quarter end
------------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.


                     SERVICES OF THE ADVISER AND SUBADVISER


   Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Funds. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 2006, PIC had approximately $28.7 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at One American Row, Hartford, Connecticut, 06102.

   PXP has served investors for over 70 years. As of December 31, 2006, PXP had approximately $58.1 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Trust's registration statements (but the Distributor purchases such copies of the Trust's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   For managing, or directing the management of, the investments of the Funds, PIC is entitled to a fee that is accrued daily against the value of each Fund's net assets, payable monthly, at the following annual rates:

   FUND                               FIRST $1 BILLION           $1-2 BILLION             $2+ BILLION
   ----                               ----------------           ------------             -----------
   Fixed Income Fund                        0.55%                   0.50%                    0.45%
   Short Term Bond Fund                     0.55%                   0.50%                    0.45%

   For its services for the fiscal years ended October 31, 2004, 2005 and 2006, PIC received fees from the Funds as follows:

   FUND                                      2004                    2005                     2006
   ----                                      ----                    ----                     ----
   Fixed Income Fund                       $816,399                $819,983                 $804,512
   Short Term Bond Fund                   $3,392,024              $5,760,760               $7,726,776


THE SUBADVISER
    Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of PIC, is the subadviser to the Funds and is located at 56 Prospect Street, Hartford, Connecticut 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

    The Subadvisory Agreement provides that the Adviser, PIC, will delegate to Goodwin the performance of certain of its investment management services under the Investment Advisory Agreement with the Funds. Goodwin will furnish at its own expense the office facilities and personnel necessary to perform such services.

    For its services as Subadviser of the Funds, Goodwin is entitled to a fee of 50% of the gross investment management fee paid by each Fund.

    Goodwin began serving as Subadviser to the Funds as of March 1, 2007, therefore, no subadvisory fees were paid by PIC to the Subadviser for the fiscal years ended October 31, 2004, 2005 or 2006.

   The Investment Advisory Agreement (the "Agreements") will continue in effect as long as they are approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940
Act). The Agreements may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Funds or by the Adviser upon 60 days written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

   The Agreements provide that the Adviser and Subadviser are not liable for any act or omission in the course of or in connection with rendering services under the Agreements in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreements. The Agreements permit the Adviser and Subadviser to render services to others and to engage in other activities.


   The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Trust. The Trust has not directly compensated any of its officers or Trustees for services in such capacities, except to pay fees to the Trustees who are not affiliated with the Trust by reason of their being employed by the Adviser or its affiliates. The Trustees of the Trust are not prohibited from authorizing the payment of salaries to the officers pursuant to the Agreement, including out-of-pocket expenses, at some future time.

   In addition to the management fee, expenses paid by the Trust include: fees of Trustees who are not "interested persons," by reason of being employees of the Adviser or its affiliates, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports, and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Delaware statutory trust.


   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENTS
   A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the Funds' semiannual report covering the period November 1, 2005 through April 30, 2006.

DESCRIPTION OF PROXY VOTING POLICY
   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Funds' intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

o Changes to Capital Structure--dilution or improved accountability associated with such changes.

o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Trust and its delegates seek to avoid actual or perceived conflicts of interest of the Funds' shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Internet site at http://www.sec.gov.

                               PORTFOLIO MANAGERS


COMPENSATION OF PORTFOLIO MANAGER OF GOODWIN CAPITAL ADVISERS, INC.

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, an individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

                                                        BENCHMARK(S)
        FUND                                         AND/OR PEER GROUPS
        ----                                         ------------------
        Fixed Income Fund               Lipper Multi-Sector Income Funds
        Short Term Bond Fund            Lipper Short Investment Grade Debt Funds

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OF THE FUNDS AND POTENTIAL CONFLICTS OF INTEREST
   There may be certain inherent conflicts of interest that arise in connection with the portfolio manager's management of each fund's investments and the investments of any other accounts he manages. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds' shareholders. The adviser is required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds' most recent fiscal year. Also, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of October 31, 2006 regarding any other accounts managed by the portfolio manager and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio manager managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                                   NUMBER OF AND              NUMBER OF AND
                                                  TOTAL ASSETS OF         TOTAL ASSETS OF OTHER
                                              REGISTERED INVESTMENT    POOLED INVESTMENT VEHICLES      NUMBER OF AND TOTAL
   PORTFOLIO MANAGER                                 COMPANIES                    (PIVS)             ASSETS OF OTHER ACCOUNTS
   -----------------                                 ---------                    ------             ------------------------
   David L. Albrycht                              8/$2.63 billion                   0                           0

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

   As of October 31, 2006, David L. Albrycht did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor does he manage any hedge funds.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following table sets forth the dollar range of equity securities beneficially owned as of October 31, 2006 by the portfolio manager for the Subadviser in the funds described in the prospectus that he manages.


   PORTFOLIO MANAGER                        FUNDS MANAGED                  DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
   -----------------                        -------------                  ----------------------------------------------------
   David L. Albrycht                    Short Term Bond Fund                               $100,001 - $1,000,000
                                          Fixed Income Fund                                  $10,001 - $50,000

                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of the Funds' foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for a Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Systematic Purchase" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized broker or the broker's authorized designee prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares, Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fee with respect to the Class B Shares, Class C Shares and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds' shares may receive differing compensation for selling Class A Shares, Class B Shares, Class C Shares or Class T Shares.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See the "Dividends, Distributions and Taxes" section of this SAI.)

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares, Class C Shares and Class T Shares--Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Fixed Income Fund's aggregate daily net assets attributable to Class B Shares and 0.75% of the Short Term Bond Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares of the Fixed Income Fund will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares of the Fixed Income Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares of each Fund will automatically convert to Class A Shares of the same Fund and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge. Class C Shares of the Fixed Income Fund are subject to a sales charge if they are redeemed in the first year of purchase. Class C Shares of the Short Term Bond Fund are not subject to any sales charge when shares are redeemed. All purchases, including reinvestments of dividend and capital gain distributions, and redemptions are made at the net asset value per share of the Fund. Class C Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Fixed Income Fund's aggregate average daily net assets attributable to Class C Shares and 0.50% of the Short Term Bond Fund's aggregate average daily net assets attributable to the Class C Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

CLASS T SHARES (SHORT TERM BOND FUND ONLY)
   Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares, Class C Shares and Class T Shares--Waiver of Sales Charges" section of this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund's aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Phoenix Fund.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The circumstances under which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month following the month in which the purchase was made.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Funds trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.


   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund ), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES, CLASS C SHARES AND CLASS T SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares, Class C Shares of the Fixed Income Fund, and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account,
(ii) of a joint
tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70-1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares and Class T Shares, on which such shares the Distributor has not paid the dealer the Class B Shares or Class T Shares sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class T Shares of the Phoenix Funds; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into an Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to any sales charge when redeemed.

CONVERSION FEATURE--CLASS B SHARES
   For Fixed Income Fund, Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. For Short Term Bond Fund, Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES
   Class A Shares of the Short Term Bond Fund held under six months are not eligible for the exchange privilege. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of any other Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class T Shares of the Short Term Bond Fund are exchangable with Class C Shares of those Phoenix Funds offering them. Exchanges are subject to minimum initial investment requirements of the designated fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See the "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). Your bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Funds and direct proceeds of sale through ACH to your bank account.

   To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon PEPCO's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Funds and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSC. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. (See the Funds' current Prospectus for more information.)

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B, Class C and Class T shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account into a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL
   Shareholders may redeem shares by making written request, executed in full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Funds' current Prospectus for more information.)

BY CHECK
   You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by PEPCO of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in your account is $500 or more.

   When a check is presented to PEPCO for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B, Class C and Class T accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to PEPCO for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to PEPCO's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to PEPCO on a banking day on which the Fund does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by PEPCO.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for more information.)

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current Prospectus for more information and conditions attached to this privilege.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any Fund share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES
   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS
   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such positions are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS
   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through," each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in the Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of five years from the initial date of purchase.

                                 THE DISTRIBUTOR

   Pursuant to an Underwriting Agreement with the Trust, PEPCO (the "Distributor"), an indirect wholly owned subsidiary of PNX and an affiliate and the sole owner of PIC, serves as Distributor for the Funds. As such, the Distributor will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. During the fiscal years ended October 31, 2004, 2005 and 2006, purchasers of shares of the Funds paid aggregate sales charges of $634,148, $982,315 and $625,627, respectively, of which the Distributor received net commissions of $239,447, $272,474 and $177,209, respectively, for its services, the balance being paid to dealers. For the Trust's fiscal year ended October 31, 2006, the Distributor received net commissions of $45,993 for Class A Shares and deferred sales charges of $3,675 for Class A Shares, $53,348 for Class B Shares, $6,485 for Class C Shares and $68,822 for Class T Shares.

   The Underwriting Agreement may be terminated at any time on not less than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate class of outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below:

FIXED INCOME FUND

                                                                     SALES CHARGE AS
                                                                     A PERCENTAGE OF
                              ----------------------------------------------------------------------------------------------
          AMOUNT OF                                                        NET                      DEALER DISCOUNT
         TRANSACTION                     OFFERING                        AMOUNT                      PERCENTAGE OF
       AT OFFERING PRICE                   PRICE                        INVESTED                    OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                               4.75%                          4.99%                          4.25%
$50,000 but under $100,000                  4.50                           4.71                           4.00
$100,000 but under $250,000                 3.50                           3.63                           3.00
$250,000 but under $500,000                 2.75                           2.83                           2.25
$500,000 but under $1,000,000               2.00                           2.04                           1.75
$1,000,000 or more                          None                           None                           None
----------------------------------------------------------------------------------------------------------------------------

SHORT TERM BOND FUND

                                                                     SALES CHARGE AS
                                                                     A PERCENTAGE OF
                              ----------------------------------------------------------------------------------------------
          AMOUNT OF                                                        NET                      DEALER DISCOUNT
         TRANSACTION                     OFFERING                        AMOUNT                      PERCENTAGE OF
      AT OFFERING PRICE                    PRICE                        INVESTED                    OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                               2.25%                         2.30%                          2.00%
$50,000 but under $100,000                  1.25                          1.27                           1.00
$100,000 but under $500,000                 1.00                          1.01                           1.00
$500,000 but under $1,000,000               0.75                          0.76                           0.75
$1,000,000 or more                         None                           None                           None

   In addition to the dealer discount on purchases for Fixed Income Fund of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. In addition to the dealer discount on purchases for Short Term Bond Fund of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 2% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class T Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and
0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the 1933 Act. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES
   Effective July 1, 2006, PEPCO also acts as administrative agent ("Administrator") of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market series of the Phoenix Funds and Phoenix Edge Series Funds at the following incremental annual rates.

         First $5 billion                                    0.09%
         $5 billion to $15 billion                           0.08%
         Greater than $15 billion                            0.07%

   For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds and Phoenix Edge Series Funds.

   Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of the performance of PFPC, Inc. (subagent to PEPCO) ("PFPC"), plus
(2) the documented costs of fund accounting, tax services and related services provided by PFPC.

   For services to the Trust during the fiscal years ended October 31, 2004, 2005 and 2006, PEPCO received fees of $542,403, $746,532 and $1,107,080, respectively.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for Class T Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares of the Fixed Income Fund at a rate of 0.75% per annum and 0.50% of the Short Term Bond Fund; for Class C Shares at a rate of 0.75% of the Fixed Income Fund and 0.25% of the Short Term Bond Fund; and for Class T Shares at a rate of 0.75% of the Short Term Bond Fund.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

The Distributor also pays to dealers, as additional compensation, 0.75% for Class B and Class C Shares of the Fixed Income Fund; 0.50% for Class B Shares, 0.25% for Class C Shares and 0.75% for Class T Shares of the Short Term Bond Fund, of the average annual net asset value of each class, respectively.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended October 31, 2006, the Funds paid 12b-1 fees in the amount of $6,297,565, of which the Distributor received $1,272,256 and unaffiliated broker-dealers received $5,025,309. The 12b-1 payments were used for (1) compensating dealers, $5,539,710, (2) compensating sales personnel, $2,144,112, (3) advertising, $451,314, (4) printing and mailing of prospectuses to other than current shareholders, $48,977, (5) service costs, $262,349 and (6) other, $333,360.

   On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.

   No interested person of the Funds and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

   The Board of Trustees has also adopted a Plan Pursuant to Rule 18f-3 of the 1940 Act permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS
   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                       NUMBER OF
                                                       PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                      PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY                    DURING PAST 5 YEARS AND
           DATE OF BIRTH              TIME SERVED       TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE
           -------------              -----------       -------                -----------------------------------
E. Virgil Conway                     Served since          62       Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC            1993.                          (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Honorary) (2004-present), Pace University
                                                                    (Director/Trustee Emeritus) (2003-present), Greater New
                                                                    York Councils, Boy Scouts of America (1985-present), The
                                                                    Academy of Political Science (Vice Chairman)
                                                                    (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus)
                                                                    (2004-present). Director/Trustee, The Harlem Youth
                                                                    Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman)
                                                                    (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                    Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                    Insurance Company (1974-2002), Centennial Insurance
                                                                    Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                    University (1978-2003), New York Housing Partnership
                                                                    Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                                    Jr. Foundation (1975-2004).

Harry Dalzell-Payne                  Served since          62       Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court               1993.                          (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

Francis E. Jeffries                  Served since          63       Director, The Empire District Electric Company
8477 Bay Colony Dr. #902             1995.                          (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                     Served since          60       Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.            1993.                          (2001-present). Director/Trustee, Evergreen Funds (88
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara                Served since          62       Retired. Trustee/Director, Phoenix Funds Complex
40 East 88th Street                  2001.                          (2001-present). Managing Director, U.S. Trust Company of
New York, NY 10128                                                  New York (1982-2006).
DOB: 4/17/51

                                                       NUMBER OF
                                                       PORTFOLIOS
                                                        IN FUND
                                                        COMPLEX                      PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS AND             LENGTH OF      OVERSEEN BY                    DURING PAST 5 YEARS AND
           DATE OF BIRTH              TIME SERVED       TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE
           -------------              -----------       -------                -----------------------------------

James M. Oates                       Served since          60       Trustee/Director, Phoenix Funds Family (1987-present).
c/o Northeast Partners               1993.                          Managing Director, Wydown Group (consulting firm)
150 Federal Street, Ste. 1000                                       (1994-present). Director, Investors Financial Service
Boston, MA 02109                                                    Corporation (1995-present), Investors Bank & Trust
Trustee                                                             Corporation (1995-present), Stifel Financial
DOB: 5/31/46                                                        (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of
                                                                    New Hampshire (2002-present). Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present). Independent
                                                                    Chairman, John Hancock Trust (since 2005), Trustee, John
                                                                    Hancock Funds II and John Hancock Funds III (since 2005).
                                                                    Chairman, Hudson Castle Group, Inc. (Formerly IBEX
                                                                    Capital Markets, Inc.) (financial services) (1997-2006).
                                                                    Trustee, John Hancock Trust (2004-2005).
                                                                    Director/Trustee, AIB Govett Funds (six portfolios)
                                                                    (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-2004).


Richard E. Segerson                  Served since         60        Managing Director, Northway Management Company
73 Briggs Way                        1993.                          (1998-present). Trustee/Director, Phoenix Funds Family
Chatham, MA 02633                                                   (1983-present).
DOB: 2/16/46

Ferdinand L.J. Verdonck              Served since         60        Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                       2004.                          Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Santens N.V. (1999-present).
                                                                    Managing Director, Almanij N.V. (1992-2003). Director,
                                                                    KBC Bank and Insurance Holding Company (Euronext)
                                                                    (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                                    (1992-2003), Kredietbank, S.A. Luxembourgeoise
                                                                    (1992-2003), Investco N.V. (1992-2003), Gevaert N.V.
                                                                    (1992-2003), Fidea N.V. (1992-2003), Almafin N.V.
                                                                    (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                                    Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001). Director, Degussa
                                                                    Antwerpen N.V. (1998-2004).

                               INTERESTED TRUSTEES

   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, POSITION(S)        LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH      TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------------      -----------        -------                  -----------------------------------
George R. Aylward*                Served since           62         Senior Vice President and Chief Operating Officer, Asset
Trustee and President             November 2006.                    Management, The Phoenix Companies, Inc. (2004-present).
DOB: 8/17/64                                                        President (since November 2006) and Chief Operating
                                                                    Officer (2004-present), Phoenix Investment Partners,
                                                                    Ltd. President, certain funds within the Phoenix Funds
                                                                    Family (since November 2006). Previously, Executive Vice
                                                                    President, Phoenix Investment Partners, Ltd.
                                                                    (2004-November 2006). Vice President, Phoenix Life
                                                                    Insurance Company (2002-2004). Vice President, The
                                                                    Phoenix Companies, Inc. (2001-2004). Vice President,
                                                                    Finance, Phoenix Investment Partners, Ltd. (2001-2002).
                                                                    Assistant Controller, Phoenix Investment Partners, Ltd.
                                                                    (1996-2001). Executive Vice President, certain funds
                                                                    within the Phoenix Funds Family (2004-November 2006).

Marilyn E. LaMarche**             Served since           60         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC           2002.                             (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34

Philip R. McLoughlin***           Served since           80         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                          1993.                             World Trust Fund (1991-present). Director/Trustee,
DOB: 10/23/46                                                       Phoenix Funds Complex (1989-present). Management
                                                                    Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                    Executive Officer (1995-2002), Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd., Director and
                                                                    Executive Vice President, The Phoenix Companies, Inc.
                                                                    (2000-2002). Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and President, Phoenix/Zweig Advisers LLC
                                                                    (2001-2002). Director (2001-2002) and President (April
                                                                    2002-September 2002), Phoenix Investment Management
                                                                    Company. Director and Executive Vice President, Phoenix
                                                                    Life and Annuity Company (1996-2002). Director
                                                                    (1995-2000) and Executive Vice President (1994-2002) and
                                                                    Chief Investment Counsel (1994-2002), PHL Variable
                                                                    Insurance Company. Director, Phoenix National Trust
                                                                    Holding Company (2001-2002). Director (1985-2002) and
                                                                    Vice President (1986-2002) and Executive Vice President
                                                                    (April 2002-September 2002), PM Holdings, Inc. Director,
                                                                    WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                    Griffith Securities, Inc. (1992-2002).

* Mr. Aylward is an "interested person" as defined in the 1940 Act, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.

** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD WITH
      NAME, ADDRESS AND           TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH                 TIME SERVED                                 DURING PAST 5 YEARS
        -------------                 -----------                                 -------------------

Francis G. Waltman                   Senior Vice           Senior Vice President, Asset Management Product Development, The Phoenix
DOB: 7/27/62                         President since       Companies, Inc. (since 2006). Senior Vice President, Asset Management
                                     2004.                 Product Development, Phoenix Investment Partners, Ltd. (2005-present).
                                                           Director and President, Phoenix Equity Planning Corporation (since 2006).
                                                           Senior Vice President, Phoenix Investment Counsel, Inc. (since 2006).
                                                           Director, DPCM Holdings, Inc., Duff & Phelps Investment Management
                                                           Company and Pasadena Capital Corporation (since 2006). President, PXP
                                                           Securities Corp. (2004-present). Senior Vice President, the Phoenix Funds
                                                           Family (2004-present). Senior Vice President and Chief Administrative
                                                           Officer, Phoenix Investment Partners, Ltd., (2003-2004). Senior Vice
                                                           President and Chief Administrative Officer, Phoenix Equity Planning
                                                           Corporation (1999-2003).


Marc Baltuch                         Vice President and    Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue                     Chief Compliance      Vice President and Chief Compliance Officer, certain funds within the
New York, NY 10022                   Officer since 2004.   Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                               Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                           Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                           Phoenix-Zweig Trust (1989-2003). Secretary, Phoenix-Euclid Market
                                                           Neutral Fund (1999-2002).

Kevin J. Carr                        Vice President,       Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row                     Counsel, Chief Legal  2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102                   Officer and           Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                         Secretary since 2005. 2005-present). Compliance Officer of Investments and Counsel,
                                                           Travelers Life & Annuity Company (January 2005-May 2005). Assistant
                                                           General Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley                   Chief Financial       Second Vice President, Fund Administration, Phoenix Equity Planning
DOB: 3/2/72                          Officer and           Corporation (2004-present). Chief Financial Officer and Treasurer
                                     Treasurer since       (2006-present) or Chief Financial Officer and Treasurer
                                     2006.                 (2005-present), certain funds within the Phoenix Funds Family. Vice
                                                           President, Chief Financial Officer, Treasurer and Principal
                                                           Accounting Officer, The Phoenix Edge Series Fund (since 2006).
                                                           Assistant Treasurer, certain funds within the Phoenix Funds Complex
                                                           (2004-2006). Senior Manager (2002-2004), Manager (2000-2002), Audit,
                                                           Deloitte & Touche, LLP.

COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are

E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine L. McNamara, James M. Oates and Richard E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 12 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION

   Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended October 31, 2006, the Trustees received the following compensation:

                                                                TOTAL
                                                             COMPENSATION
                                                            FROM TRUST AND
                                        AGGREGATE            FUND COMPLEX
                                      COMPENSATION            (80 FUNDS)
      NAME OF TRUSTEE                  FROM TRUST          PAID TO TRUSTEES
      ---------------                  ----------          ----------------

INDEPENDENT TRUSTEES
--------------------

E. Virgil Conway                         $12,454               $183,250
Harry Dalzell-Payne                      $12,902               $183,650
Francis E. Jeffries*                     $ 8,108               $141,750
Leroy Keith, Jr.                         $ 9,249               $104,473
Geraldine M. McNamara*                   $11,976               $176,750
James M. Oates                           $11,683               $136,611
Richard E. Segerson*                     $ 8,108               $ 97,500
Ferdinand L.J. Verdonck                  $ 7,218               $ 87,500

INTERESTED TRUSTEES
-------------------
George R. Aylward                        $     0               $      0
Marilyn E. LaMarche                      $ 6,642               $ 79,750
Philip R. McLoughlin                     $16,411               $261,500

* These Trustees have previously deferred compensation (and the earnings thereon) in the following amounts: Mr. Jeffries, $610,272.16; Ms. McNamara, $304,818.54 and Mr. Segerson, $121,901.72.

TRUSTEE OWNERSHIP OF SECURITIES

  Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005.

                                                                                        AGGREGATE DOLLAR RANGE
                                            DOLLAR RANGE OF       DOLLAR RANGE OF      OF TRUSTEE  OWNERSHIP IN
                                           EQUITY SECURITIES     EQUITY SECURITIES       ALL FUNDS OVERSEEN BY
                                                IN THE                 IN THE             TRUSTEE IN FAMILY OF
     NAME OF TRUSTEE                       FIXED INCOME FUND    SHORT TERM BOND FUND      INVESTMENT COMPANIES
     ---------------                       -----------------    --------------------      --------------------

INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                            $50,001-$100,00             None              Over $100,000
Harry Dalzell-Payne                              None                   None                   None
Francis E. Jeffries                              None                   None              Over $100,000
Leroy Keith, Jr.                                 None                $1-$10,000             $1-$10,000
Geraldine M. McNamara                            None                   None              Over $100,000
James M. Oates                                   None                   None              Over $100,000
Richard E. Segerson                              None                   None              Over $100,000
Ferdinand L.J. Verdonck                          None                   None                   None

INTERESTED TRUSTEES
-------------------
George R. Aylward*                            $1-$10,000          $10,001-$50,000        $50,001-$100,000
Marilyn E. LaMarche                              None                   None                   None
Philip R. McLoughlin                             None              Over $100,000          Over $100,000

* As of December 31, 2006.

  At January 24, 2007, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any class of shares of any of the Funds.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of January 24, 2007 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of a Fund's equity securities.

         NAME OF SHAREHOLDER           FUND AND CLASS                 PERCENTAGE OF CLASS         NUMBER OF SHARES
         -------------------           --------------                 -------------------         ----------------
MLPF&S for the Sole                    Fixed Income Class A                   10.08%               1,070,444.426
Benefit of its Customers               Fixed Income Class B                   13.68%                 172,945.457
Attn: Fund Administration              Fixed Income Class C                   32.93%               6,259,829.830
4800 Deer Lake Dr. E. 3rd Fl.          Short Term Bond Class A                11.43%              27,002,766.179
Jacksonville, FL 32246-6484            Short Term Bond Class B                28.29%               1,623,444.563
                                       Short Term Bond Class C                 8.71%               3,604,167.823
                                       Short Term Bond Class T                60.59%              19,139,599.834

CITIGROUP Global Markets Inc           Fixed Income Class A                    6.80%                 722,638.557
House Account XXXXXXX1250              Fixed Income Class C                   10.41%                 178,658.971
Attn: Peter Booth                      Short Term Bond Class B                 8.32%                 477,535.609
333 W 34th Street, 7th Floor           Short Term Bond Class T                14.34%               4,528,258.628
New York, NY 10001-2402

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Trust.
PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as the Funds' custodian.

   PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, serves as the Funds' transfer agent. As compensation, PEPCO receives a fee equivalent to $21.25 for each designated shareholder account of the Funds, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by PEPCO. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to the shareholders at least semiannually. An annual report, containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

FINANCIAL STATEMENTS
   The financial statements for the Funds' fiscal year ended October 31, 2006 appearing in the Funds' 2006 Annual Report to Shareholders are incorporated herein by reference.

                                    APPENDIX

                       DESCRIPTION OF CERTAIN BOND RATINGS

MOODY'S INVESTOR'S SERVICE, INC.

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

STANDARD & POOR'S CORPORATION

   AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

   AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC: Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

DUFF & PHELPS CREDIT RATING CO.

   Duff & Phelps Credit Rating Co. ("D&P") is an unaffiliated Nationally Recognized Statistical Rating Organization by the SEC as well as State Commissions and insurance regulatory bodies. Ratings qualify for SEC Rule 2a-7 provisions and broker/dealer capital computation guidelines on commercial paper inventory. D&P ratings also qualify for NAIC rating designations and for ERISA guidelines governing asset-backed securities as stated by the Department of Labor.

RATING SCALE:

   D&P offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

                                                           LONG-TERM RATINGS
                           -----------------------------------------------------------------------------------

                           AAA                                         Highest Quality
                           AA+, AA, AA                                 High Quality
                           A+, A, A                                    Good Quality
                           BBB+, BBB, BBB                              Satisfactory Quality (investment grade)
                           BB+, BB, BB                                 Non-Investment Grade
                           B+, B, B-                                   Non-Investment Grade
                           CCC                                         Speculative

                                                           SHORT-TERM RATINGS
                           -----------------------------------------------------------------------------------

                           Duff 1+
                           Duff 1 X                                    A-1/P-1
                           Duff 1-
                           Duff 2                                      A-2/P-2
                           Duff 3                                      A-3/P-3
                           Duff 4                                      Non-Investment Grade
                           Duff 5                                      Defaulted

FITCH INVESTOR SERVICES, INC.

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

   NR: Indicates that Fitch does not rate the specific issue.

   CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

   SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

   WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

   FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade; "Negative"; for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and would be resolved within 12 months.

   CREDIT TREND: Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

    Improving
    Stable
    Declining
    Uncertain

   Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

   Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issuers not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the potential recovery value through reorganization or liquidation.

   The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor as well as the economic and political environment, that might affect the issuer's futures financial strength.

   Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C: Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

   Fitch's short-term ratings are as follows:

   F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

   F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

   F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

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   F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

   D: Default. Issues assigned this rating are in actual or imminent payment default.

   LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.
















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